Exhibit 10.11

INDEMNIFICATION AGREEMENT

THIS INDEMNIFICATION AGREEMENT (this “Agreement”) is made as of this [                ] day of [              ], [      ], between BancTec, Inc., a Delaware corporation (the “Company”), and the undersigned director of the Company (the “Indemnified Party”).

WITNESSETH:

WHEREAS, the Indemnified Party is currently serving as a director of the Company;

WHEREAS, in order to induce the Indemnified Party to continue to serve as a director of the Company, the board of directors (the “Board”) of the Company has determined that it is in the best interests of the Company that the Company enter into this contract with the Indemnified Party; and

WHEREAS, certain capitalized terms used in this Agreement are defined in Section 10 hereof.

NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company and the Indemnified Party do hereby covenant and agree as follows:

1.                                       Proceedings Other Than Proceedings by or in the Right of the Company.

The Indemnified Party shall be entitled to the indemnification rights provided in this Section 1 if, by reason of his Corporate Status (as hereinafter defined), he is, or is threatened to be made, a party to any threatened, pending or completed Proceeding (as hereinafter defined), other than a Proceeding by or in the right of the Company.  Pursuant to this Section 1, the Indemnified Party shall be indemnified against Expenses (as hereinafter defined), judgments, penalties, fines, settlements and other amounts actually and reasonably incurred by him or on his behalf in connection with such Proceeding or any claim, issue or matter therein, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company.  Notwithstanding the foregoing, no indemnification shall be made in any criminal Proceeding unless a majority of the Disinterested Directors (as hereinafter defined) determines that the Indemnified Party did not receive, participate in or share in any pecuniary benefit to the detriment of the Company, had no reasonable cause to believe his conduct was unlawful and, in view of all the circumstances of the case, the Indemnified Party is fairly and reasonably entitled to indemnity for Expenses or liabilities.

2.                                       Proceedings by or in the Right of the Company.

The Indemnified Party shall be entitled to the indemnification rights provided in this Section 2, if, by reason of his Corporate Status, he is, or is threatened to be made, a party to any threatened, pending or completed Proceeding brought by or in the right of the Company to procure a judgment in its favor.  Pursuant to this Section 2, the Indemnified Party shall be indemnified against Expenses to the extent actually and reasonably incurred by him or on his behalf in connection with such Proceeding if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company.  Notwithstanding the foregoing, no indemnification against such Expenses shall be made in respect of any claim, issue or matter in such Proceeding as to which the Indemnified Party shall have been adjudged to be liable to the Company if applicable law prohibits such indemnification; provided, however, that, if applicable law so permits, indemnification against Expenses shall nevertheless be made by the Company, despite such adjudication of liability, if and only to the extent that the Court of Chancery of the State of Delaware, or the court in which such Proceedings shall have been brought or is pending, shall determine.

3.                                       Indemnification of Expenses of a Party Who is Wholly or Partly Successful.

Notwithstanding any other provision of this Agreement, to the extent that the Indemnified Party is, by reason of his Corporate Status, a party to and is successful, on the merits or otherwise, in any Proceeding, he shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith.  If the Indemnified Party is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify the Indemnified Party against all Expenses actually and reasonably incurred by him or on his behalf in connection with each successfully resolved claim, issue or matter, but only if and to the extent that the court in which such Proceedings shall have been brought or is pending shall determine that, in view of all the circumstances of the case, the Indemnified Party is fairly and reasonably entitled to indemnity for such Expenses.  For the purposes of this Section 3 and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

4.                                       Procedure for Determination of Entitlement to Indemnification; Enforcement Rights.

(a)                                  To obtain indemnification under this Agreement, the Indemnified Party shall submit to the Company a written request, including such documentation and information as is reasonably available to the Indemnified Party and is reasonably necessary to determine whether and to what extent the Indemnified Party is entitled to indemnification.  The Secretary of the Company shall, promptly upon receipt of such a request for indemnification, advise the Board in writing that the Indemnified Party has requested indemnification.

(b)                                 The Indemnified Party’s entitlement to indemnification under any of Sections 1, 2 or 3 of this Agreement shall be determined in the specific case: (i) by a majority vote of a quorum of the Board consisting of Disinterested Directors; (ii) by a committee of Disinterested Directors designated by a majority vote of the Disinterested Directors, even though less than a quorum; (iii) by Independent Counsel (as hereinafter defined), in a written opinion, if a quorum of the Board consisting of Disinterested Directors is not obtainable or a majority of Disinterested Directors so directs; or (iv) by the stockholders of the Company.

(c)                                  If (i) the determination of the Indemnified Party’s entitlement to indemnification pursuant to Section 4(b) hereof shall not have been made within sixty (60) days after receipt by the Company of the written request for indemnification or (ii) a claim or request under this Agreement, for indemnification is not paid by the Company, or on its behalf, within sixty (60) days after written request for payment thereof has been received by the Company, the Indemnified Party may, but need not, bring suit against the Company seeking a determination that the Indemnified Party is entitled to indemnification or to recover the unpaid amount of the claim or request, as applicable, and subject to Section 18, the Indemnified Party shall also be entitled to be paid for the expenses (including attorneys’ fees) of bringing such action.  The Indemnified Party shall commence such proceeding seeking such adjudication within 180 days following the date on which the Indemnified Party first has the right to commence such proceeding pursuant to this Section 4(c).  It shall be a defense to any such action that the Indemnified Party has not met the standards of conduct which make it permissible under applicable law for the Company to indemnify the Indemnified Party for the amount claimed.  The court in which such action is brought shall determine whether the Indemnified Party or the Company shall have the burden of proof concerning whether the Indemnified Party has or has not met the applicable standard of conduct.  The Indemnified Party shall be entitled to receive interim payments of expenses on the terms and conditions set forth in Section 5.  The parties hereto intend that, if the Company contests the Indemnified Party’s right to indemnification, the question of the Indemnified Party’s right to indemnification shall be a decision for the court and no presumption regarding whether the applicable standard has been met will arise based on any determination or lack of determination thereof by the Company (including the Board or any committee thereof, its Independent Counsel or its stockholders).

(d)                                 At the time of the receipt of a notice of a claim pursuant to Sections 1, 2 or 3 hereof, the Company shall give reasonably prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies.  The Company and the Indemnified Party shall use their reasonable efforts to cause such insurers to pay, on behalf of the Indemnified Party, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

(e)                                  In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnified Party, who shall do all things that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

5.                                       Advancement of Expenses:

The Company shall advance all Expenses incurred by or on behalf of the Indemnified Party in connection with any Proceeding within twenty (20) days after the receipt by the Company of a written statement or statements (including documentation supporting the Expenses intended to be covered by such advance as may be reasonably requested by the Company) from the Indemnified Party requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding; provided, however, that the Company shall not be required to advance any such Expenses in connection with a criminal Proceeding in which the Indemnified Party is alleged to have engaged in a scheme to commit fraud for the Indemnified Party’s personal pecuniary benefit, and a majority of the Disinterested Directors determines that, based on the information then available, there is a reasonable likelihood that (i) the Indemnified Party’s conduct was unlawful and (ii) the Indemnified Party had or should have had reasonable cause to believe his conduct was unlawful.  The Indemnified Party shall, and hereby undertakes to, repay any Expenses advanced only if, and to the extent that, it shall ultimately be determined the Indemnified Party is not entitled to be indemnified against such Expenses.

6.                                       Presumptions and Effect to Certain Proceedings.

The termination of any Proceeding described in any of Sections 1, 2, or 3 of this Agreement, or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself create a presumption that (i) the Indemnified Party did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company or (ii) with respect to any criminal Proceeding, that the Indemnified Party had reasonable cause to believe that his conduct was unlawful.

7.                                       Exceptions.

Notwithstanding any other provision herein to the contrary, the Company shall not be obligated pursuant to the terms of this Agreement:

(a)                                  To indemnify or advance expenses to the Indemnified Party with respect to proceedings or claims initiated or brought voluntarily by the Indemnified Party and not by way of defense, except as provided in Section 4(c) hereof with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or as otherwise required under the Delaware General Corporation Law, but such indemnification or advancement of expenses may be provided by the Company in specific cases if the Board has approved the initiation or bringing of such suit;

(b)                                 To indemnify the Indemnified Party for any expenses incurred by the Indemnified Party with respect to any proceeding instituted by the Indemnified Party to enforce or interpret this Agreement, if a court of competent jurisdiction determines that such proceeding was not made in good faith or was frivolous;

(c)                                  To indemnify the Indemnified Party for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) that have been paid or are required to be paid directly to the Indemnified Party by an insurance carrier under a policy of officers’ and directors’ liability insurance maintained by the Company;

(d)                                 To indemnify the Indemnified Party for expenses and the payment of profits arising from the purchase and sale by the Indemnified Party of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute; or

(e)                                  To indemnify the Indemnified Party for any acts or omissions or transactions from which a director may not be relieved of liability under Section 102(b)(7) of the Delaware General Corporation Law.

8.                                       Notification and Defense of Claim.

Promptly after receipt by the Indemnified Party of notice of the commencement of any Proceeding, the Indemnified Party will, if a claim in respect thereof is to be made against the Company under this Agreement, notify the Company of the commencement thereof; but the omission to notify the Company will not relieve the Company from any liability which it may have to the Indemnified Party otherwise than under this Agreement.  With respect to any such Proceeding as to which the Indemnified Party notifies the Company of the commencement thereof:

(a)                                  The Company will be entitled to participate therein at its own expense.

(b)                                 Except as otherwise provided below, to the extent that it may wish, the Company, jointly with any other indemnifying party similarly notified, will be entitled to assume the defense thereof, with counsel selected by the Company (or in conjunction with any other indemnifying party) and approved by the Indemnified Party, which approval shall not be unreasonably withheld.  After notice from the Company to the Indemnified Party of its election so to assume the defense thereof, the Company will not be liable to the Indemnified Party under this Agreement for any fees of counsel or other Expenses subsequently incurred by the Indemnified Party in connection with the defense thereof, other than costs of investigation or as otherwise provided below.  The Indemnified Party shall have the right to employ counsel in such Proceeding but the fees and expenses of such counsel incurred after written notice from the Company of its assumption of the defense thereof shall be at the expense of the Indemnified Party, unless (i) the employment of counsel by the Indemnified Party has been authorized by the Company, (ii) the Indemnified Party shall have reasonably concluded, based upon a written opinion of the Indemnified Party’s counsel, that there may exist a conflict of interest of such counsel between the Company and the Indemnified Party or any other party to the Proceeding in the conduct of the defense of such Proceeding or (iii) the Company shall not in fact have employed counsel to assume the defense of such Proceeding, in each of which cases the fees and expenses of counsel shall be at the expense of the Company.

(c)                                  The Company shall not be liable to indemnify the Indemnified Party under this Agreement for any amounts paid in settlement of any Proceeding or claim effected without its written consent.  The Company shall not settle any Proceeding or claim without the Indemnified Party’s written consent.  Neither the Company nor the Indemnified Party will unreasonably withhold their consent to any proposed settlement.

9.                                       Additional Indemnification Rights; Non-Exclusivity of Rights.

(a)                                  Notwithstanding any other provision of this Agreement, the Company hereby agrees to indemnify the Indemnified Party to the fullest extent permitted by law, including those circumstances in which indemnification would otherwise be discretionary and notwithstanding that such indemnification is not specifically authorized by this Agreement.  In the event of any change in any applicable law, statute or rule which narrows the right of a Delaware corporation to indemnify a key executive, such changes, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement shall have no effect on this Agreement or the parties’ rights and obligations hereunder.

(b)                                 The rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which the Indemnified Party may at any time be entitled under applicable law, the Company’s Certificate of Incorporation or its Bylaws, any agreement, a vote of the Company’s stockholders, a resolution of the Board or otherwise.

10.                                 Definitions.

For purposes of this Agreement:

(a)                                  “Company” shall include BancTec, Inc. and all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation, so that an Indemnified Party who is or was a director, officer, employee or other agent of such a constituent corporation, or who, being or having been such a director, officer, employee or other agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as an Indemnified Party would if he or she had served the resulting or surviving corporation in the same capacity.

(b)                                 “Corporate Status” means the status of a person who is or was a director, officer, employee, agent or fiduciary of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person is or was serving at the request of the Company.

(c)                                  “Disinterested Director” means a director of the Company who is not and was not at any time a party to the Proceeding in respect of which indemnification is sought by the Indemnified Party.

(d)                                 “Expenses” shall include all reasonable attorneys’ fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage delivery service fees, and all other disbursements or expenses of the type customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend or investigate a Proceeding.

(e)                                  “Independent Counsel” means a law firm, or a member of a law firm, mutually approved by the Indemnified Party and the Company, which approval shall not be unreasonably withheld, that is experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent: (i) the Company or the Indemnified Party in any matter material to either such party or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder.  Notwithstanding the foregoing, the term “Independent Counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or the Indemnified Party in an action to determine the Indemnified Party’s rights under this Agreement.

(f)                                    “Proceeding” means any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding whether civil, criminal administrative or investigative.

11.                                 Mutual Acknowledgment.

Both the Company and the Indemnified Party acknowledge that in certain instances, federal law or applicable public policy may prohibit the Company from indemnifying its key executives under this Agreement or otherwise.  The Indemnified Party understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company’s right under public policy to indemnify the Indemnified Party.

12.                                 Officer and Director Liability Insurance.

The Company shall maintain an officers and directors insurance policy.

13.                                 Severability.

Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any provision hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof.

14.                                 Governing Law; Binding Effect; Assignment; Amendment and Termination.

(a)                                  This Agreement shall be governed by, and interpreted and enforced in accordance with, the laws of the State of Delaware applied without giving effect to any conflicts of laws provisions.

(b)                                 This Agreement shall be binding upon the Indemnified Party and upon the Company, its successors and assigns, and shall inure to the benefit of the Indemnified Party, his heirs, personal representatives and permitted assigns and to the benefit of the Company, its successors and permitted assigns.  The rights and obligations of each party to this Agreement cannot be assigned without the prior written consent of the other party hereto.

(c)                                  No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by the parties hereto.

15.                                 Consent to Jurisdiction.

The Company and the Indemnified Party each hereby irrevocably consent to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the state courts in the State of Delaware.

16.                                 Effective Dates.

This Agreement shall be effective as of the date set forth above and may apply to acts or omissions of the Indemnified Party which occurred prior to such date if the Indemnified Party was a director, officer, employee, agent or fiduciary of the Company, or any predecessor corporation or constituent corporation in a merger involving the Company, or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, at the time such act or omission occurred.

17.                                 Coverage.

The provisions of this Agreement shall continue as to the Indemnified Party for any action taken or not taken while serving in an indemnified capacity even though the Indemnified Party may have ceased to serve in such capacity at the time of any action, suit or other covered proceeding.  This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of the Indemnified Party and the Indemnified Party’s estate, heirs, legal representatives and assigns.

18.                                 Notice.

All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the addressee, on the date of such receipt or (ii) if mailed by domestic certified or registered mail with postage prepaid, on the third business day after the date postmarked.  Addresses for notice to either party are as shown on the signature page of this Agreement or as subsequently modified by written notice.

19.                                 Attorneys’ Fees.

If any legal action is commenced to enforce the terms of this Agreement, the prevailing party shall be entitled to recover, in addition to other amounts to which the prevailing party may be entitled, actual attorneys’ fees and court costs as may be awarded by the court.

20.                                 Counterparts.

This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one instrument.

[Signature page follows.]

IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

BANCTEC, INC.

[Authorized Officer]

BancTec, Inc.
2701 E. Grauwyler Rd.
Irving, TX 75061
Attention: Secretary of the Company

INDEMNIFIED PARTY

Accepted and Agreed as to
as of , 2007

By:
[Director]

Address of Indemnified Party:

[SIGNATURE PAGE TO INDEMNIFICATION AGREEMENT]